CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2014	Dec. 31, 2013
Temporary equity, shares issued	909,091	909,091
Temporary equity, shares outstanding	909,091	909,091
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, authorized	425,000,000	200,000,000
Common stock, issued	125,680,100	107,164,855
Common stock, outstanding	125,680,100	107,164,855